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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-106788 of ARIAD Pharmaceuticals, Inc. on Form S-3 of our report dated March 13, 2003, appearing in the Annual Report on Form 10-K of ARIAD Pharmaceuticals, Inc. for the year ended December 31, 2002 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.


/S/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 11, 2003